Exhibit 99.3
PRELIMINARY DRAFT SUBJECT TO REVISION | SUBJECT TO FRE408 AND CONFIDENTIALITY AGREEMENT
STONE ENERGY

STONE ENERGY
Disclaimer
None of Stone Energy Corporation (“Stone” or the “Company”), Lazard and Alvarez & Marsal Holdings, LLC (“A&M”), and each of their subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents and representatives of the foregoing (collectively, “Representatives”), make any representation or warranty, express or implied at law or in equity, in connection with any of the information made available either herein or subsequent to this document, including, but not limited to, the past, present, or future value of the anticipated cash flows, income, costs, expenses, liabilities and profits, if any, of the Company. Accordingly, any person, company or interested party will rely solely upon its own independent examination and assessment of the information in making any decision in connection with a proposed restructuring of the Company’s balance sheet (a “Transaction”) and in no event shall any recipient party make any claim against Stone, Lazard, A&M or any of their respective Representatives in respect of, or based upon, the information contained either herein or subsequent to this document.
None of Stone, Lazard or A&M, nor any of their respective Representatives, shall have any liability to any recipient party or its respective Representatives as a result of receiving and/or evaluating any information concerning the Transaction (including, but not limited to, this presentation (“Presentation”)). Information in this Presentation is dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of adequate capital and performance as set forth in this Presentation and in the Disclosure Statement and the Current Reports on Form 8-K filed on June 3, 2016, August 23, 2016, October 21, 2016 and November 18, 2016.
The information herein has been prepared by Lazard based upon information supplied by Stone or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. Lazard has relied upon the accuracy and completeness of the foregoing information, and has not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity. With respect to financial forecasts, Lazard has assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. Lazard assumes no responsibility for and expresses no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard and the Company; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure.
Certain statements in this Presentation are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Stone plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including anticipated cash flows, income, costs, liabilities, profits, future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. All forward-looking numbers are approximate. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to consummate the sale of the Appalachian assets as contemplated by the purchase and sale agreement; the ability to confirm and consummate a plan of reorganization in accordance with the terms of the plan of reorganization (the “Plan”); risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in the Bankruptcy Cases, which may interfere with the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Plan; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization in accordance with the terms of the Plan; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The recipient hereby acknowledges that none of Stone, Lazard, A&M or any of their Representatives has an obligation to update any such projections or forecasts.
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STONE ENERGY

Sources & Uses and Pro Forma Capitalization at Assumed Effective Date

The below sources & uses and pro forma capitalization assume the latest noteholder proposal dated December 4, 2016

- Assumes a reorganization effective date of February 28, 2017 and NYMEX strip pricing as of December 2, 2016

CASH SOURCES AND USES AT ASSUMED EFFECTIVE DATE

($ in millions, unless stated otherwise)

Sources:		Uses:	
Estimated Cash on Balance Sheet (End of February)	$123[a]	Cash Distribution to Notes	$100
Assumed Asset Sale Proceeds, net	345	Funding of P&A Escrow	75
		Estimated Repayment of Revolving Credit Facility	268[b]
		Cash to Balance Sheet	25
Total Sources	**$468**	**Total Uses**	**$468**

PRO FORMA CAPITALIZATION AT ASSUMED EFFECTIVE DATE

($ in millions, unless stated otherwise)

	Pre-Emergence	Cash Adj.	Non-Cash Adj.	Post-Emergence
Revolving Credit Facility	$342	($268)	$ --	$74
Building Loan	11	--	--	11
New Secured Notes	--	--	225	225
Total Secured Debt	**$353**	**($268)**	**$225**	**$310**
Convertible Notes	300	(28)	(272)	--
Senior Notes	775	(72)	(703)	--
Total Unsecured Debt	**$1,075**	**($100)**	**($975)**	**$ --**
Total Debt	**$1,428**	**($368)**	**($750)**	**$310**
2016E EBITDA	$167	($8)[c]		$160
Net Debt / 2016E EBITDA	7.8x	(6.0x)		1.8x

Source: Management.

Note: Based on 12/2 Modified Case without Amethyst assuming a sale of the Appalachian assets. "Credit Statistics" are based on projections, including projected 2016 EBITDA. See Disclaimer page of this Presentation. See also "Long-Term Forecast – Assumptions Overview" set forth in the Appendix to this Presentation. Based on Stone internal estimates. See Disclaimer page of this Presentation.

(a) Net of estimated professional and transaction related fees incurred through the assumed effective date.

(b) Subject to $25 million of minimum balance sheet cash.

(c) Removes Appalachia's contribution to projected 2016 EBITDA.

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Pro Forma Liquidity Projections – Without Amethyst

- Projections assume NYMEX strip pricing as of December 2, 2016
- Assumes Company pays all interest in cash

SUMMARY OF PROJECTIONS

($ in millions, unless stated otherwise)

	10 Months Mar 17 – Dec 17 [(a)]	FY'18	FY'19	FY'20	FY'21
Total Production (MBOEPD)	17	18	16	18	21
Revenue	**$235**	**$276**	**$243**	**$271**	**$302**
(-) LOE and TP&G	(77)[(b)]	(73)	(69)	(60)	(54)
(-) Production Taxes	(1)	(1)	(0)	(0)	(0)
(-) SG&A	(37)	(44)	(45)	(46)	(46)
EBITDA	**$121[(b)]**	**$158**	**$128**	**$165**	**$202**
(-) Capex	(117)	(107)	(95)	(97)	(119)
(-) Capitalized G&A	(14)	(16)	(17)	(17)	(17)
(-) Payment of AROs	(86)	(37)	(22)	(16)	(17)
(+) Stock Based Compensation Expense	5	6	6	6	6
(+) Estimated Tax Refunds	27	28	--	--	--
(-) Other Expenses	(3)	(5)	(5)	(6)	(5)
Unlevered Free Cash Flow	**($65)**	**$28**	**($5)**	**$36**	**$50**
Cash Interest, Building Loan Amort.	(12)	(23)	(23)	(24)	(23)
Assumed Cash Collateralization	(9)	(7)	1	--	12
Release of P&A Escrow	75	--	--	--	--
Residual Restructuring Expenses	(3)	--	--	--	--
Free Cash Flow	**($14)**	**($3)**	**($27)**	**$12**	**$39**
Drawdown (Repayment) of Revolver	14	3	27	(12)	(39)
Ending Cash	**$25**	**$25**	**$25**	**$25**	**$25**
Credit Statistics:					
Revolver Balance	$88	$90	$117	$105	$66
New Secured Notes	225	225	225	225	225
Net Debt / EBITDA	2.0x	1.9x	2.5x	1.9x	1.4x
EBITDA / Cash Interest	10.3x	6.9x	5.6x	7.0x	8.8x

Source: Management.

Note: Based on 12/2 Modified Case without Amethyst assuming a sale of the Appalachian assets. All debt is assumed to be refinanced at existing / proposed rates at maturity (other than building loan). Projected based on Stone internal estimates. See Disclaimer page of this Presentation. See also "Long-Term Forecast – Assumptions Overview" set forth in the Appendix to this Presentation. For reconciliation of non-GAAP measures of EBITDA and unlevered free cash flow to GAAP measures of net income and cash flow from operations, see "Non-GAAP Reconciliation of Modified Case with Appalachia Sale – 12/2 Strip" in the Appendix to this Presentation.

(a) Full 2017 fiscal year estimated revenue of $282mm, estimated EBITDA of $148mm, estimated capex of ($140mm), estimated payment of AROs of ($88mm) and estimated unlevered free cash flow of ($70mm).

(b) Includes a $15mm one-time intervention expense related to Amethyst.

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STONE ENERGY Illustrative PV-10 Roll-Forward - GOM Assets Without Amethyst
The illustrative PV-10 roll-forward of proven reserves below is based on NYMEX strip pricing as of December 2, 2016; also includes a sensitivity at strip pricing less 10%; the PV-10 roll-forward analyses below are based on the following assumptions:
PV-10 of estimated proved reserves per 12/2 NYMEX strip pricing
Reserves based on 9/30/16 third party engineering report and rolled forward by management
Assumes Amethyst remains offline and is plugged in 2018
Assumes conversion of PUDs to PDP/PDNP related to the drilling of 3 Pompano development wells
Conversion of PDNP to PDP in 2017 mainly a result of recompletion of the Pompano Silverthrone well
Economic ARO liabilities represent P&A liabilities related to fields that are economic per the Company’s engineering report and non-economic ARO reflects the Company’s remaining P&A liabilities related to fields where no reserves are booked
PV-10 of exploration converted to estimated proved reserves represents projected proven reserves resulting from the successful exploration (on a risked basis) of certain prospects of the Company’s exploration portfolio
Each prospect is evaluated at the assumed working interest retained by the Company (ranges between 33.33% - 40% WI)
Each prospect’s proven reserves is risked down by the probability of commercial success as determined internally by the Company
Additionally, the values are further reduced down by the percentage of total resources that could be booked as proved reserves as estimated internally by the Company
This schedule assumes the same exploration prospects and timing as per the Business Plan
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STONE ENERGY Illustrative PV-10 Roll-Forward – GOM Assets Without Amethyst (cont'd)

12/2/16 STRIP PRICING						
($ in millions)	Dec-16	Dec-17	Dec-18	Dec-19	Dec-20	Dec-21
PV-10 Proved Developed Producing (PDP)[(a)]	$431	$537	$388	$256	$181	$110
(+) PV-10 Proved Developed Non-Producing (PDNP)[(a)]	91	79	68	76	60	77
(+) PV-10 Proved Undeveloped (PUD)[(a)]	143	7	--	--	--	--
(–) Economic ARO	(163)	(169)	(156)	(151)	(150)	(150)
PV-10 of Current Proved Reserves	$503	$455	$300	$181	$91	$36
(+) PV-10 of Exploration Converted to Proved Reserves[(a)]	--	--	68	177	246	345
Total PV-10 of Proved Reserves	**$503**	**$455**	**$368**	**$359**	**$337**	**$381**
(–) Non-Economic ARO	(106)	(29)	(6)	(5)	(5)	(3)
Total PV-10 of Proved Reserves Less Non-Economic ARO	**$396**	**$426**	**$362**	**$354**	**$332**	**$379**

12/2/16 STRIP PRICING LESS 10%						
($ in millions)	Dec-16	Dec-17	Dec-18	Dec-19	Dec-20	Dec-21
PV-10 Proved Developed Producing (PDP)[(a)]	$367	$462	$331	$216	$151	$89
(+) PV-10 Proved Developed Non-Producing (PDNP)[(a)]	69	63	52	57	43	58
(+) PV-10 Proved Undeveloped (PUD)[(a)]	114	5	--	--	--	--
(–) Economic ARO	(163)	(174)	(162)	(157)	(157)	(158)
PV-10 of Current Proved Reserves	$387	$355	$221	$116	$37	($10)
(+) PV-10 of Exploration Converted to Proved Reserves[(a)]	--	--	62	159	223	311
(+) PV-10 of Exploration Converted to PDP Reserves[(a)]	--	--	--	65	162	261
(+) PV-10 of Exploration Converted to PUD Reserves[(a)]	--	--	62	94	61	51
Total PV-10 of Proved Reserves	**$387**	**$355**	**$283**	**$275**	**$260**	**$301**
(–) Non-Economic ARO	(106)	(29)	(6)	(5)	(5)	(3)
Total PV-10 of Proved Reserves Less Non-Economic ARO	**$281**	**$326**	**$278**	**$271**	**$255**	**$298**

(a) PV-10 for Dec-16, Dec-17, Dec-18, Dec-19, Dec-20 and Dec-21 do not reflect the standardized measure for reserve valuation. The lack of an actual prior 12 month average commodity price for these time periods makes a reconciliation to standardized measure administratively impracticable. PV-10 for Dec-16, Dec-17, Dec-18, Dec-19, Dec-20 and Dec-21 reflect internally generated estimates of ultimate recovery at strip pricing. These numbers include future estimates of shifts in reserve category and exclude plugging and abandonment liabilities. All cash flows were discounted at 10%. You should not assume that the future net cash flows or the discounted future net cash flows, referred to in the table above, represent the fair value of our estimated oil, natural gas and NGL reserves.

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STONE ENERGY Appendix
Appendix
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STONE ENERGY Modified Case Overview - Price Deck as of 12/2/16
HENRY HUB PRICING
($/Mmbtu)
$4.00
$3.41 $3.35
3.00
$3.03
$2.89 $2.90 $2.93
2.00
Spot (12/2/16) 2017 2018 2019 2020 2021
Strip
WTI PRICING
($/bbl)
$58.00
56.00
$54.57 $56.11
54.00 $54.81 $54.92 $55.42
52.00 $51.68
50.00
Spot (12/2/16) 2017 2018 2019 2020 2021
Strip
Note: See Disclaimer page of this Presentation. See also “Long-Term Forecast – Assumptions Overview” set forth in this Appendix to this Presentation.
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STONE ENERGY Non-GAAP Reconciliation of Modified Case with Appalachia Sale—12/2 Strip
RECONCILIATION OF EBITDA TO NET INCOME
($ in millions)
Mar 17 - Dec 17 FY’18 FY’19 FY’20 FY’21
EBITDA $121 $158 $128 $165 $202
(-) DD&A (48) (64) (63) (79) (99)
(-) Accretion (11) (10) (10) (10) (10)
(-) Provision for Writedown -- -- -- -- --
(-) Interest Expense (12) (23) (23) (24) (23)
(-) Other Operational Expense (5) (4) (4) (5) (4)
(-) Restructuring Fees (3) -- -- -- --
Net Income - Before Tax $42 $58 $28 $48 $66
(-) Estimated Tax 24 -- -- -- --
Net Income - After Tax $65 $58 $28 $48 $66
RECONCILIATION OF UNLEVERED FREE CASH FLOW TO CASH FLOW FROM OPERATIONS
($ in millions)
Mar 17 - Dec 17 FY’18 FY’19 FY’20 FY’21
Unlevered Free Cash Flow ($65) $28 ($5) $36 $50
(+) Capex 117 107 95 97 119
(+) Capitalized SG&A 14 16 17 17 17
(-) Interest Expense (12) (23) (23) (24) (23)
(+/-) Other (5) -- -- -- --
Cash Flow from Operations $48 $128 $84 $127 $163
Note: Based on Stone internal estimates. See Disclaimer page of this Presentation. See also “Long-Term Forecast – Assumptions Overview” set forth in this Appendix to this Presentation.
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STONE ENERGY Long-Term Forecast - Assumptions Overview
In addition to the assumptions set forth on page 28 of Stone’s May 2016 Presentation (publicly disclosed in Stone’s Current Report on Form 8-K filed on June 3, 2016), as such assumptions are supplemented and modified by the assumptions set forth on page 5 and 11 of Exhibit 99.1 to Stone’s Current Report on Form 8-K filed on August 23, 2016, on page 6 of Exhibit 99.2 to Stone’s Current Report on Form 8-K filed on October 21, 2016 and in Exhibit E to the Disclosure Statement filed as Exhibit 99.1 to Stone’s Current Report on Form 8-K filed on November 18, 2016, the following assumptions also support the Sources & Uses and Pro Forma Capitalization at Assumed Effective Date, the Pro Forma Liquidity Projections – Without Amethyst, the Modified Case Overview – Price Deck as of 12/2/16 and the Non-GAAP Reconciliation of Modified Case with Appalachia Sale – 12/2 Strip set forth in this Presentation:
All assume a recapitalization transaction effective February 28, 2017 with the following terms:
2017 Convertible Notes and 2022 Notes exchange 100% of their debt for:
$225 million second lien debt (7.5% cash interest, May 2022 maturity)
$100 million net cash proceeds from the sale of the Properties
All assume pricing in line with the strip deck as of December 2, 2016
Note: Based on Stone internal estimates. See Disclaimer page of this Presentation.
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